Fund Name	Ticker Symbol (Exchange)
Simplify Tax Aware Alternatives ETF	LQ (The Nasdaq Stock Market LLC)
Simplify Tax Aware Diversified Income Strategy ETF	DINE (The Nasdaq Stock Market LLC)

each a series (each a “Fund”) of Simplified Exchange Traded Funds (the “Trust”)

Supplement dated August 11, 2026, to the Summary Prospectuses, Prospectus, and Statement of Additional Information (“SAI”) dated April 6, 2026

Effective August 7, 2026, Paisley Nardini no longer serves as a portfolio manager of the Funds. Therefore, all references to Paisley Nardini are removed from the Funds’ Prospectus, Summary Prospectuses and SAI.

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This Supplement and the Prospectus and SAI dated April 6, 2026, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the SAI have been filed with the Securities and Exchange Commission and are incorporated by reference and can be obtained without charge by calling the Funds at (855) 722-8488.